THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange ("TSE"). The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the First or Second Section of the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Daiwa SB Investments (U.S.A.) Ltd. is the Fund's Investment Manager. Daiwa SB Investments Ltd. is the Fund's Investment Adviser. The Fund implements an "active" portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "JEQ". Weekly comparative net asset value ("NAV") and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also appears in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or
(201) 915-3020. Also, the Fund's website includes a monthly market review and a list of the Fund's top ten industries and holdings.

INQUIRIES

    Inquiries concerning your share account should be directed to PFPC Inc. (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 331-1710 or by writing The Japan Equity Fund, Inc., c/o PFPC Inc. P.O. Box 43027, Providence, RI 02940-3027.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

                                                                    May 16, 2002
DEAR SHAREHOLDERS:

    It is our pleasure on behalf of the Board of Directors to present the Semi-Annual Report for The Japan Equity Fund, Inc. (the "Fund") for the six months ended April 30, 2002.

BACKGROUND

    The objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"). Stock selection in Japan is facilitated by the use of a value screen applied to all stocks listed on the First and Second Sections of the Tokyo Stock Exchange ("TSE"), the over-the-counter market in Japan and listed on other stock exchanges in Japan. The way in which the Fund seeks to meet its objective is to identify under-valued stocks by examining certain fundamental characteristics of stocks which are listed on the exchanges listed above. These fundamental characteristics include, among others, the earnings-to-price ratio and the book-to-price ratio. This method of stock selection results in a master list of 300 stocks (from a universe of 3,300 stocks) from which stocks are selected for the Fund in accordance with predetermined sector and size parameters.

PERFORMANCE OF THE JAPANESE STOCK MARKET

    During the period from November 1, 2001 to April 30, 2002, the TOPIX rose 2.14% in Yen terms. The stock market movement was characterized by a strong rebound from the middle of February. The main points in reviewing the market during the past six months were as follows:

    - November: The Tokyo stock market showed mixed movements in November. Shares of exporters, especially semiconductor-related and large electronics makers, were favored, as investors welcomed the following factors: (1) the U.S. and other foreign stock markets showed strong movements supported by optimism about the U.S. economy; and (2) the Yen's exchange rate declined against the U.S. Dollar ("USD"). On the other hand, bank shares plunged amid increasing concerns over the Japanese financial system, while defensive sectors declined due to profit taking. This offset the rise in exporter shares.

    - December: Investors shied away from investments in shares with high credit risks, after Enron Corp. and Aoki Corp. collapsed in early December. On the other hand, exporter shares, especially automobile makers, were favored amid the Yen's decline against the major currencies. However, this failed to even out the effect of the decline in shares of banks, trading concern shares and so on. The economic releases tended to indicate that the Japanese economy's deterioration was accelerating. The third quarter Gross Domestic Product ("GDP") figures showed that the economy slid back into recession for the third time in a decade, led by a 1.7% decline in consumer spending. Moreover, the Bank of Japan ("BoJ") Tankan Survey showed that business sentiment sank for the fourth consecutive quarter. The closely watched Diffusion Index for large manufacturers fell 5 points to -38, the lowest since March 1999.

    - January: The Tokyo stock market plummeted in January, although investor concerns over potential corporate bankruptcies eased off while the Yen declined against the USD. Investors shied away from investments in shares due to the following factors: (1) the supply-demand balance worsened as banks accelerated the unwinding of their cross-held shares; they sold Y175 billion in the market; (2) investor expectations for accelerated bad-loan write-offs were sidetracked in the Daiei Inc. restructuring plan

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
     unveiled in mid-month; and (3) investors doubted the feasibility of the government's reform plans after Prime Minister Koizumi dismissed Foreign Minister Makiko Tanaka late in the month. The TOPIX recorded a 16-year low at 964.75 on January 30, 2002.

    - February: The stock market plunged due to mounting investor doubt about the feasibility of the government's reform plans early in February. However, the key indices were lifted in the latter half of the month supported by the following factors: (1) the supply-demand balance improved dramatically mainly due to short-covering done after the government announced that it would tighten the short-selling regulations;
      (2) investor confidence that the U.S. economy has entered into recovery-mode strengthened as favorable economic figures and some upgrades of corporate profit forecasts were released. Also there was the belief that the Japanese economy will be favorably affected by the U.S. economic rebound; and (3) market participants expected that the government would act on their reform plans, ahead of the Japan-U.S. talks. Since the middle of the month, rising discussion about an injection of public funds into ailing banks boosted investor expectations for imminent action by the government to help the ailing financial system. This expectation mounted ahead of G7 and the Japan-U.S. high-level meetings and pushed up the market. Moreover, the supply-demand balance improved dramatically, especially later in the month. The Financial Service Agency ("FSA") tightened up on the short-selling regulations. It announced the introduction of so-called "up-tick rules" effective on March 6th which prohibit short selling at a price lower than current price. This announcement made short-sellers buy back shares to close their short-positions, while the FSA watched transactions more closely.

    - March: The Tokyo stock market rose early in March due to the following factors: (1) the U.S. stock market showed strong movements supported by mounting optimism about the economic recovery; (2) the supply-demand balance remained tight partly due to the continual buybacks by foreign investors; and (3) there were growing signs that manufacturers, especially electric component makers, would finish their inventory adjustments. On March 11th, the TOPIX rose to a seven month-high of 1,125.43, while the supply-demand balance remained tight after a number of brokerages recommended upgrading exposure to the Japanese market in their global equity allocation. This prompted foreign investors to buy Japanese shares to adjust their under-weighted positions. They bought Y771 billion in the first week of the month. However, after the Government Pension Investment Fund (GPIF) announced its investment plans for fiscal year 2002 ("FY2002") when it would invest Y1.7 trillion into the domestic stock market, investor optimism about the supply-demand balance decreased since there were expectations that the amount would be Y2-4 trillion.

    - April: The Tokyo stock market showed strong movement in April, although the U.S. stock market plunged later in the month and the Yen's exchange rate rose against the USD. The following factors supported the market:
      (1) optimistic corporate profit outlooks for FY2002, especially in the technology sectors, boosted investor expectations for a "V-shaped" recovery of corporate performances; (2) international demand for Japanese shares kept supply-demand tight, as foreign investors turned more favorably to the prospect of a Japanese economic recovery. Meanwhile, their excessive expectations for the U.S. economic recovery were adjusted downward; and (3) expectations for a recovery of commodity prices increased due to the oil price hike and mounting expectations for an economic recovery.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PERFORMANCE/ATTRIBUTION ANALYSIS

    Table 1. Performance in comparison with the benchmark (TOPIX), USD base, as of April 30, 2002
--------------------------------------------------------------------------------

                                         LATEST 3 MONTHS      LATEST 6 MONTHS      LATEST 12 MONTHS
                                               %                    %                    %
                                               -------              -------              -------
Portfolio..............................          14.74                -1.23               -22.21
Benchmark..............................          15.30                -2.83               -23.77
Difference.............................          -0.56                 1.60                 1.56

    Table 2. Attribution Analysis Summary, Yen base (November 2001 - April 2002)
--------------------------------------------------------------------------------

                                          (%)
                                         ------
Portfolio..............................    3.82
TOPIX..................................    2.14
Difference.............................    1.68

BREAKDOWN
---------------------------------------
Sector Selection.......................    0.83
Stock Selection........................    1.14
Others.................................   -0.29
                                         ------
Total..................................    1.68

    Table 3. Attribution Analysis Breakdown, Yen base (November 2001 -- April
2002)
--------------------------------------------------------------------------------

                                         PORTFOLIO MARKET           SECTOR    STOCK
                                         WEIGHT  WEIGHT            SELECTION SELECTION
                                         AVERAGE AVERAGE  DERIVE    EFFECT    EFFECT
                                          (%)     (%)    WEIGHTING   (%)       (%)
                                         ------  ------  --------  --------  --------
Technology.............................   19.34   18.15      Over      0.21     -0.08
Automobile.............................    9.26   10.36     Under     -0.24     -0.43
Machinery..............................    4.52    3.26      Over      0.14      0.58
Pharmaceutical.........................    6.56    5.26      Over     -0.16      0.18
Personal Consumption...................   11.22    9.99      Over     -0.01      0.21
Service/Media..........................    6.53    5.18      Over     -0.16      0.47
Construction/Property..................    3.00    2.90      Over      0.06      0.11
Metal/Glass............................    3.17    4.36     Under     -0.04     -0.46
Chemical/Textile.......................    9.34    7.04      Over      0.17     -0.02
Wholesale/Transportation...............    6.96    7.63     Under      0.07     -0.11
Finance................................   11.19   13.93     Under      0.39      0.54
Telecom................................    5.53    7.66     Under      0.11      0.02
Public Utility.........................    3.37    4.29     Under      0.28      0.10
Total..................................  100.00  100.00     --         0.83      1.14

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

COMMENT

    As shown in Table 1, the portfolio of the Fund decreased by -1.23% in USD terms during the six months from November 1, 2001 to April 30, 2002. Over the same period, the benchmark (TOPIX) lost 2.83% in USD terms. The depreciation of the Yen against the USD was a negative factor for the absolute return in the NAV.

    Our attribution analysis in Yen base (Table 2) indicates that the outperformance of 1.68% (3.82% vs. 2.14%) during the period can be attributed to the positive effects from both sector selection (0.83%) and stock selection (1.14%).

STOCK SELECTION

    The attribution analysis indicates that stocks held in Machinery (0.58%), Finance (0.54%), and Service/ Media (0.47%) highly contributed to the positive performance. On the other hand, stocks held in Metal/Glass (-0.46%) and Automobile (-0.43%) adversely affected performance.

SECTOR SELECTION

    The attribution analysis also shows that our underweight stance in Finance (11.19% vs. 13.93%) and underweight in Public Utility (3.37% vs. 4.29%) had a positive effect on performance.

OUTLOOK & STRATEGY

    We believe there is a reasonable chance that the current stability in the stock market will continue in the next three to six months, supported by improving economic data, corporate earnings recovery, policy reform, improved supply/demand conditions in the stock market, and improved credibility towards the banking sector. However, the slow pace of structural reform by the government might ultimately limit the magnitude on the upside. For now, we will maintain our TOPIX target of 1300 this year (1087 as of May 15).

    Better economic data:

    Because of the solid demand in the U.S. and other Asian countries, Japanese export growth has recovered and given the high correlation with industrial production, our economists predict that a cyclical rebound in production is now imminent. In the past 30 years, a recovery in industrial production has been directly correlated with a rise in the stock market.

    The combined effect of surprisingly stable personal consumption and net exports make it quite likely that real GDP will rise in January-March, for the first time in the last four quarters, despite falls in other sectors, such as private capital spending. Indeed, the strength of exports suggests that our current forecast, of minus 0.8% quarter-on-quarter growth, would have to be revised. This would also potentially set the stage for better GDP growth in FY2002.

    The prospects for the economy should be enough to push the market up for a while. The news flow from economic data is likely to improve over the next few months. One area in particular that is likely to improve over the next year or so is deflation. There are already tentative signs that declines in consumer prices and the GDP deflator have started slowing, as they did in 1999, when the economy picked up. For example, consumer prices in Tokyo fell only 0.7% year-on-year in March, the smallest decline since summer, compared to a maximum decline of 1.5% in March last year. Due to structural factors, domestic/foreign price differentials and forthcoming deregulation, we believe that deflation is unlikely to be eradicated anytime soon. However, we

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
expect that easing deflation will become a major theme in the stock market in 2002. An easing deflationary pressure should have some positive impact on corporate earnings, particularly in low-growth sectors, such as retailers.

    Corporate earnings recovery:

    The same sort of positive news flow should emerge for earnings too. Already, over the past couple of months, there has been a significant increase in the number of companies revising their profit forecasts upward. While there are clearly still more downward than upward revisions, the ratio line does appear to have bottomed out. The momentum of earnings revisions over the next six months is expected to continue to be positive.

    We believe that the corporate structural reform is progressing solidly and it should enable corporate profit to achieve strong growth this year. Daiwa Institute of Research (DIR) expects the aggregate pretax profit to increase by 56% in FY2002, based on the assumption that sales should grow by 0.5%. Nomura Research Institute (NRI) also estimates 56% profit growth. Both of them contend that more than 60% of the profit growth will be attributable to the restructuring/cost cutting efforts by corporations. Moreover, we expect that profit growth will continue over the next fiscal year, supported by sales growth of as much as 2% to 3%, and continuous cost-cutting efforts.

    Policy reforms:

    Discussions of additional policy measures may also provide market support in the coming months. The current Diet session is expected to end on June 19, 2002 and the major items that are likely to be addressed between now and then include tax reforms, public fund injections to banks, and expanded monetary easing. Specifically, the government's Tax Committee is scheduled to release its blueprint of FY2003 tax reforms in June. Reforms that may be considered include lowering the marginal income tax rate (currently 50%), reducing inheritance taxes, and cutting real estate related taxes.

    Improved supply/demand conditions:

    Supply/demand conditions have clearly improved since early spring as seasonal selling pressure from unwinding of cross share holdings has abated, and domestic pension funds have increased their equity positions. Also, it is noteworthy that share buy-backs by corporations have become active in the past several months, reflecting management's confidence in their future business condition and cash flow. This shows management's strong commitment to increasing shareholder value. In fact, company share-buybacks have amounted to Y1 trillion during January-March 2002, which reached over 60% of the total share buybacks for 2001 when share buybacks marked a historic record. As for foreign investors, while underweight positions have been reduced somewhat this year, we believe that the majority of Europe, Asia and the Far East (EAFE)-based funds are still significantly underweight in Japan. Therefore, if the market remains firm going forward, those foreigners who are still significantly underweighted in Japan and have yet to participate, may buy.

    Improved credibility toward the banking sector:

    The results of the FSA's special inspections were announced in April. With raised FY2001 estimates for bad loan disposals from Y6.4 trillion to Y7.8 trillion by the major banks, we believe that the recognition gap between the major banks and prudent investors that has caused concerns over the systemic risk has been largely improved.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    Slow pace of structural reform by the government:

    While there may be sufficient support for a cyclical rebound, we believe that in order for the market to enter a sustained bull market, genuine structural reforms (i.e. rationalization of inefficient industries, broad-based deregulation, radical moves on privatization of government-affiliated corporations) would be required. For these reasons, we are comfortable maintaining a TOPIX target of 1300 this year as of now. If there is sufficient evidence that such structural reform is accelerating, we should revise our forecasts accordingly.

    Portfolio Strategy:

    As for portfolio strategy, we continue to overweight sectors that are benefiting from the global economic recovery, such as Electric Appliances, Machinery, and Chemicals. In addition, we are more positive on select retailers that should benefit from expected eased deflation. On the other hand, we think it is still too early to increase the weightings for telecommunications where we need to see signs of further improvement of the fundamentals.

    Our core holdings include globally competitive manufacturers. We also stress less quality companies (but ones nonetheless still highly sensitive to the industrial production cycle). Furthermore, the portfolio is diversified to mid-cap value stocks with strong fundamentals.

FUND PERFORMANCE

    As of April 30, 2002, the Fund's net assets were approximately $59.6 million, which represents a net asset value of $5.51 per share. The return on the Fund's net assets was -1.43% since the Fund's fiscal year-end on October 31, 2001. Over the same period, the Benchmark (TOPIX) return was -3.13%, as measured in U.S. Dollars.

    The change in net asset value in U.S. Dollars depends on several factors such as: (1) the percentage change in the Benchmark during the period; (2) the over- or under- performance of the Fund's portfolio, after expenses, relative to the Benchmark; and (3) the change in the Japanese Yen/USD exchange rate.

    Our investment strategy is to invest in undervalued securities based on intensive bottom-up analysis supported by quantitative screening. In our research efforts, we placed a priority on evaluation of the top management, and its commitment to enhance shareholders' value through clear-cut strategies, including restructuring, that will be eventually reflected in share prices. We add value primarily through a bottom-up stock selection approach for the fundamental Japan equity product.

    It is important to emphasize again that it has not been an objective of the Fund to predict changes in its Benchmark. Rather, its goal is to outperform the Benchmark, while staying fairly fully invested. Specifically, the goal is to hold no more than 5% in cash. On April 30, 2002, the proportion of the Fund's net assets invested in Japanese equities listed on the First Section of the TSE was 98.76%, while short-term investments and other net assets represented 1.24%.

    The invested position of the Fund's assets consisted of common stocks of companies operating in 27 different industries. The Fund had relatively large weightings in Electric Appliances (20.04% of net assets), Transportation Equipment (9.15%), Chemicals (7.48%), Machinery (5.98%) and Services (5.94%).

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THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    During the six months ended April 30, 2002, the Fund's market price on the New York Stock Exchange ("NYSE") ranged from a low of $4.30 per share on February 8, 2002 to a high of $6.14 on April 26, 2002. The Fund's NYSE market price closed at $6.10 per share on April 30, 2002.

    The NYSE trading price in relation to the Fund's net asset value per share, as measured by the weekly closing prices during the six months ended April 30, 2002 ranged from a discount of 15.71% on December 20, 2001 to a premium of 10.71% on April 30, 2002.

    The Fund has not invested in derivative securities. Although foreign currency hedging is permitted by the Fund's prospectus, the Fund has not engaged in any foreign currency hedging.

PORTFOLIO MANAGEMENT

    Mr. Koichi Ogawa, CFA, is the Executive Director and Chief Portfolio Manager of Daiwa SB Investments Ltd. ("DSBI") for all North American clients. A senior member of the Investment Policy Committee (IPC) of DSBI, Mr. Ogawa possesses 27 years of investment experience and has been responsible for Japan stock selection since 1984. He spent nine years with Daiwa Securities as an institutional research analyst and three years in New York analyzing U.S. securities. He graduated from Tohoku University with a B.A. in Law in 1972.

    Mr. Kazuhiko Hosaka, CMA, is a Senior Portfolio Manager of DSBI, with a total of 13 years of experience in the Japanese equity market. He joined Daiwa in 1990 as a portfolio manager after spending two years as a securities analyst at Barclays Securities Group. He has been directly responsible for managing Japanese equity portfolios for several North American and European pension clients. He graduated from Aoyama Gakuin University with a B.A. in Law in 1988.

    We thank you for your support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

/s/ Hiroshi Kimura                    /s/ Shunsuke Ichijo
HIROSHI KIMURA                        SHUNSUKE ICHIJO
CHAIRMAN OF THE BOARD                 PRESIDENT

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------
JAPANESE COMMON STOCKS--98.76%
--------------------------------------------------------------------------------


  SHARES                                                                VALUE
----------                                                           ------------
BANKS--3.92%
       177  Mitsubishi Tokyo Financial Group Inc. .................  $  1,211,140
   250,000  The Sumitomo Trust & Banking Co., Ltd. ................     1,120,971
                                                                     ------------
                                                                        2,332,111
                                                                     ------------
CHEMICALS--7.48%
   210,000  Asahi Kasei Corp. .....................................       801,028
   220,000  Denki Kagaku Kogyo Kabushiki Kaisha ...................       602,834
    23,000  Fuji Photo Film Co., Ltd. .............................       730,500
    57,000  Kao Corp. .............................................     1,113,732
    50,000  Konica Corp. ..........................................       320,333
    21,500  Shin-Etsu Chemical Co., Ltd. ..........................       885,373
                                                                     ------------
                                                                        4,453,800
                                                                     ------------
COMMUNICATION--5.50%
       280  NTT Corp. .............................................     1,100,732
       860  NTT DoCoMo, Inc. ......................................     2,175,775
                                                                     ------------
                                                                        3,276,507
                                                                     ------------
CONSTRUCTION--0.82%
    71,000  Sekisui House, Ltd. ...................................       488,035
                                                                     ------------
ELECTRIC APPLIANCES--20.04%
    20,000  Canon Inc. ............................................       765,997
    17,200  Fanuc Ltd. ............................................       953,324
   152,000  Fujitsu Ltd. ..........................................     1,206,913
   100,000  Hitachi Ltd. ..........................................       740,308
     8,500  Kyocera Corp. .........................................       578,312
    61,000  Matsushita Electric Industrial Co., Ltd. ..............       816,752
     6,500  Murata Manufacturing Co., Ltd. ........................       411,373
    73,000  NEC Corp. .............................................       562,588
    76,000  Omron Corp. ...........................................     1,143,017


  SHARES                                                                VALUE
----------                                                           ------------
    47,000  Pioneer Corp. .........................................  $    927,487
     4,400  Rohm Co., Ltd. ........................................       655,924
    20,000  Sharp Corp. ...........................................       277,285
    29,500  Sony Corp. ............................................     1,584,540
     3,500  Tokyo Electron Ltd. ...................................       251,751
   227,000  Toshiba Corp. .........................................     1,058,485
                                                                     ------------
                                                                       11,934,056
                                                                     ------------
ELECTRIC POWER & GAS--2.17%
    40,000  Kansai Electric Power Co., Inc. .......................       544,917
    24,800  Tokyo Electric Power Co., Inc. ........................       451,752
   125,000  Tokyo Gas Co., Inc. ...................................       298,731
                                                                     ------------
                                                                        1,295,400
                                                                     ------------
FOODS--2.54%
    86,000  Ajinomoto Co., Inc. ...................................       856,251
    11,000  Coca-Cola West Japan Co., Ltd. ........................       194,380
    30,000  Katokichi Co., Ltd. ...................................       462,401
                                                                     ------------
                                                                        1,513,032
                                                                     ------------
GLASS & CERAMIC PRODUCTS--0.77%
    65,000  Asahi Glass Co., Ltd. .................................       460,961
                                                                     ------------
INSURANCE--2.17%
       200  Daido Life Insurance Co., Ltd. ........................       523,120
        99  Millea Holdings Inc. ..................................       770,668
                                                                     ------------
                                                                        1,293,788
                                                                     ------------
IRON & STEEL--0.51%
   200,000  Nippon Steel Corp. ....................................       305,153
                                                                     ------------
LAND TRANSPORTATION--2.00%
       189  East Japan Railway Co. ................................       798,902
    23,000  Yamato Transport Co., Ltd. ............................       390,316
                                                                     ------------
                                                                        1,189,218
                                                                     ------------

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------


  SHARES                                                                VALUE
----------                                                           ------------
MACHINERY--5.98%
    35,000  Amano Corp. ...........................................  $    223,416
    30,000  Daikin Industries Ltd. ................................       544,138
    90,000  Komatsu Ltd. ..........................................       325,782
   190,000  NSK Ltd. ..............................................       825,315
    45,000  Ricoh Co., Ltd. .......................................       838,977
     6,700  SMC Corp. .............................................       802,164
                                                                     ------------
                                                                        3,559,792
                                                                     ------------
MARINE TRANSPORTATION--1.75%
   510,000  Mitsui O.S.K. Lines, Ltd. .............................     1,040,168
                                                                     ------------
METAL PRODUCTS--1.05%
    45,000  Tostem Inax Holding Corp. .............................       623,540
                                                                     ------------
NON-FERROUS METALS--0.93%
    29,000  Sumitomo Electric Industries, Ltd. ....................       206,562
    75,000  The Furukawa Electric Co., Ltd. .......................       346,801
                                                                     ------------
                                                                          553,363
                                                                     ------------
OTHER FINANCING BUSINESS--1.23%
    54,400  Hitachi Capital Corp. .................................       733,041
                                                                     ------------
OTHER PRODUCTS--3.23%
     6,800  Nintendo Co., Ltd. ....................................       952,826
    96,000  Toppan Printing Co., Ltd. .............................       970,761
                                                                     ------------
                                                                        1,923,587
                                                                     ------------
PHARMACEUTICAL--4.86%
    10,000  Fujisawa Pharmaceutical Co., Ltd. .....................       244,434
    25,000  Ono Pharmaceuticals Co., Ltd. .........................       817,375
    28,000  Takeda Chemical Industries, Ltd. ......................     1,224,973
    22,000  Yamanouchi Pharmaceutical Co., Ltd. ...................       606,259
                                                                     ------------
                                                                        2,893,041
                                                                     ------------


  SHARES                                                                VALUE
----------                                                           ------------
PULP & PAPER--0.65%
    80,000  Oji Paper Co., Ltd. ...................................  $    389,849
                                                                     ------------
REAL ESTATE--2.03%
    79,000  Mitsubishi Estate Co., Ltd. ...........................       571,929
    81,000  Mitsui Fudosan Co., Ltd. ..............................       635,591
                                                                     ------------
                                                                        1,207,520
                                                                     ------------
RETAIL TRADE--5.80%
    14,000  Ito-Yokado Co. Ltd. ...................................       689,865
    60,000  Marui Co., Ltd. .......................................       738,907
    10,000  Seven-Eleven Japan Co., Ltd. ..........................       374,436
    13,000  Skylark Co., Ltd. .....................................       260,587
   129,000  Takashimaya Co., Ltd. .................................       735,077
    61,000  Uny Co., Ltd. .........................................       654,352
                                                                     ------------
                                                                        3,453,224
                                                                     ------------
SECURITIES--3.52%
   165,000  Nikko Cordial Corp. ...................................       744,979
    97,000  Nomura Holdings Inc. ..................................     1,351,627
                                                                     ------------
                                                                        2,096,606
                                                                     ------------
SERVICES--5.94%
     5,000  Fuji Soft Abc Inc. ....................................       180,601
    24,000  Namco Ltd. ............................................       485,754
     4,760  Nippon Television Network Corp. .......................     1,128,305
    17,000  Secom Co., Ltd. .......................................       836,369
    55,000  Toho Co., Ltd. ........................................       628,522
    13,000  Tokyo Broadcasting System, Inc. .......................       276,273
                                                                     ------------
                                                                        3,535,824
                                                                     ------------
TEXTILE & APPAREL--1.25%
   115,000  Kuraray Co., Ltd. .....................................       747,509
                                                                     ------------
TRANSPORTATION EQUIPMENT--9.15%
    61,000  Denso Corp. ...........................................       987,700
    55,000  Fuji Heavy Industries Ltd. ............................       277,440

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONCLUDED)
-------------------------------------------


  SHARES                                                                VALUE
----------                                                           ------------
    28,000  Honda Motor Co., Ltd. .................................  $  1,255,488
    34,800  Toyota Industries Corp. ...............................       559,411
    87,000  Toyota Motor Corp. ....................................     2,370,388
                                                                     ------------
                                                                        5,450,427
                                                                     ------------
WAREHOUSING--1.64%
   135,000  Mitsubishi Logistics Corp. ............................       976,296
                                                                     ------------
WHOLESALE TRADE--1.83%
    63,000  Mitsubishi Corp. ......................................       472,279
    45,000  Mitsui & Co., Ltd. ....................................       284,447
    35,000  Ryoyo Electro Corp. ...................................       334,306
                                                                     ------------
                                                                        1,091,032
                                                                     ------------
Total Common Stocks
  (Cost--$71,212,085)..............................................    58,816,880
                                                                     ------------

-------------------------------------------
SHORT-TERM INVESTMENTS--0.22%
-------------------------------------------

U.S. DOLLAR TIME DEPOSIT--0.22%
PRINCIPAL
  AMOUNT
  (000)
----------
      $133  Bank of New York Time
             Deposit, 0.10%,
             due 5/1/02
             (Cost--$132,786)......................................       132,786
                                                                     ------------
Total Investments--98.98%
  (Cost--$71,344,872)..............................................    58,949,666
Other assets less liabilities--1.02%...............................       607,747
                                                                     ------------
NET ASSETS (Applicable to 10,815,688 shares of capital stock outstanding; equivalent to $5.51 per share) 100.00%..............  $ 59,557,413
                                                                     ============

-------------------------------------------
TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
APRIL 30, 2002 (UNAUDITED)

-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Electric Appliances................    20.04%
Transportation Equipment...........     9.15
Chemicals..........................     7.48
Machinery..........................     5.98
Services...........................     5.94
Retail Trade.......................     5.80
Communication......................     5.50
Pharmaceutical.....................     4.86
Banks..............................     3.92
Securities.........................     3.52

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
APRIL 30, 2002 (UNAUDITED)

-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
Toyota Motor Corp..................     3.98%
NTT DoCoMo, Inc....................     3.65
Sony Corp..........................     2.66
Nomura Holdings Inc................     2.27
Honda Motor Co., Ltd...............     2.11
Takeda Chemical Industries, Ltd....     2.06
Mitsubishi Tokyo Financial Group
Inc................................     2.03
Fujitsu Ltd........................     2.03
Omron Corp.........................     1.92
Nippon Television Network Corp.....     1.89

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost-$71,344,871)........................    $ 58,949,666
  Cash denominated in foreign currency
   (cost-$549,666)...........................         549,666
  Receivable for securities sold.............          94,472
  Interest and dividends receivable..........         208,833
  Prepaid expenses...........................          28,423
                                                 ------------
    Total assets.............................      59,831,060
                                                 ------------
LIABILITIES
  Payable for securities purchased...........         155,332
  Accrued expenses and other liabilities.....         118,315
                                                 ------------
    Total liabilities........................         273,647
                                                 ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 30,000,000 shares authorized;
   10,815,688 shares issued and
   outstanding...............................         108,157
  Paid-in capital in excess of par value.....     107,786,826
  Accumulated net investment loss............        (187,562)
  Accumulated net realized loss on
   investments...............................     (35,762,334)
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........     (12,387,674)
                                                 ------------
    Net assets applicable to shares
     outstanding.............................    $ 59,557,413
                                                 ============
        NET ASSET VALUE PER SHARE............    $       5.51
                                                 ============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of withholding taxes of
   $36,853)..................................    $   208,832
  Interest...................................             27
                                                 -----------
    Total investment income..................        208,859
                                                 -----------
EXPENSES:
  Investment management fee..................        125,983
  Administration fee and expenses............         65,399
  Custodian fees and expenses................         37,442
  Audit and tax services.....................         32,381
  Directors' fees and expenses...............         31,283
  Reports and notices to shareholders........         27,769
  Legal fees and expenses....................         27,273
  Insurance expense..........................         17,153
  Transfer agency fee and expenses...........          7,935
  Other......................................         23,803
                                                 -----------
    Total expenses...........................        396,421
                                                 -----------
NET INVESTMENT LOSS..........................       (187,562)
                                                 -----------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT
 ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments.........     (6,170,920)
  Net realized foreign currency transaction
   losses....................................       (111,498)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................      5,503,240
  Net change in unrealized appreciation
   (depreciation) on other assets and
   liabilities denominated in foreign
   currency..................................         12,795
                                                 -----------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................       (766,383)
                                                 -----------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $  (953,945)
                                                 ===========

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  FOR THE SIX
                                                     MONTHS
                                                     ENDED             FOR THE
                                                 APRIL 30, 2002       YEAR ENDED
                                                  (UNAUDITED)      OCTOBER 31, 2001
                                                 --------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $     (187,562)   $       (376,383)
  Net realized loss on:
    Investments..............................        (6,170,920)         (6,305,436)
    Foreign currency transactions............          (111,498)           (323,537)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........         5,503,240         (22,792,438)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................            12,795              22,836
                                                 -------------     ---------------
  Net decrease in net assets resulting from
   operations................................          (953,945)        (29,774,958)
                                                 -------------     ---------------
NET ASSETS:
  Beginning of period........................        60,511,358          90,286,316
                                                 -------------     ---------------
  End of period..............................    $   59,557,413    $     60,511,358
                                                 =============     ===============

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on the First or Second Section of the Tokyo Stock Exchange or listed on the over-the-counter market in Japan or listed on other exchanges in Japan and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

    The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 10% on interest and 15% on dividends, paid to the Fund by Japanese corporations.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the "Manager"). Daiwa SB Investments Ltd. ("DSBI" or the "Adviser"), an affiliate of the Manager, acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which fee 60% is paid by the Manager to DSBI.

    Brokerage commissions of approximately $8,177 were paid by the Fund to Daiwa Securities America, Inc., an affiliate of both the Manager and DSBI, in connection with portfolio transactions during the six months ended April 30, 2002. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the six months ended April 30, 2002, there were no out-of-pocket expenses incurred by the Manager or the Adviser.

    At October 31, 2001, the Fund owed $21,207 to the Manager and the Manager informed the Fund that it owed the Adviser $12,724.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC") an affiliate of the Adviser, provides certain administrative services to the Fund, for which the Fund pays to DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. During the six months ended April 30, 2002, expenses of $5,370 were paid to the Administrator, representing reimburesment to the Administrator of costs relating to the attendance by its employees at meetings of the Fund's Board.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    DSTC also acts as custodian for the Fund's assets and has appointed Sumitomo Mitsui Banking Corporation, formerly The Sumitomo Bank, Limited (the "Sub-Custodian"), an affiliate of the Manager, to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the Sub-Custodian. During the six months ended April 30, 2002, DSTC and the Sub-Custodian earned $16,018 and $21,424, respectively, as compensation for custodial service to the Fund.

    At April 30, 2002, the Fund owed $10,000 and $3,373 to DSTC for administration and custodian fees, respectively, excluding fees and expenses of $2,960 payable to the Sub-Custodian.

    During the six months ended April 30, 2002, the Fund paid or accrued $27,273 for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at April 30, 2002 was $71,344,754, excluding $132,786 of short-term investments. At
April 30, 2002, the net unrealized depreciation of investments for federal income tax purposes, excluding short-term securities, of $12,527,875 was composed of gross appreciation of $1,982,053 for those investments having an excess of value over cost, and gross depreciation of $14,509,927 for those investments having an excess of cost over value. For the six months ended
April 30, 2002, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $17,807,461 and $17,944,989, respectively.

    At October 31, 2001, the Fund had a remaining capital loss carryover of $29,399,630, of which $6,264,639 expires in the year 2005, $16,909,841 expires in the year 2006 and $6,225,150 expires in the year 2009.

CAPITAL STOCK

    There are 30,000,000 shares of $.01 par value common stock authorized. Of the 10,815,688 shares of the Fund outstanding at April 30, 2002, Daiwa Securities America Inc. an affiliate of the Manager, Adviser and DSTC owned 14,532 shares.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                               FOR THE SIX
                                               MONTHS ENDED
                                                APRIL 30,               FOR THE YEARS ENDED OCTOBER 31,
                                                   2002       ----------------------------------------------------
                                               (UNAUDITED)      2001       2000       1999       1998       1997
                                               ------------   --------   --------   --------   --------   --------
Net asset value, beginning of period........     $ 5.59       $ 8.35     $ 9.39     $ 6.08     $ 6.99     $ 10.52
                                                 -------      -------    -------    -------    -------    -------
Net investment loss.........................      (0.01)       (0.04)     (0.04)     (0.01)     (0.01)     (0.01)
Net realized and unrealized gains (losses)
 on investments and foreign
 currency transactions......................      (0.07)       (2.72)     (1.00)      3.32      (0.90)     (2.86)
                                                 -------      -------    -------    -------    -------    -------
Net increase (decrease) in net asset value
 resulting from operations..................      (0.08)       (2.76)     (1.04)      3.31      (0.91)     (2.87)
                                                 -------      -------    -------    -------    -------    -------
Less: dividends and distributions to
 shareholders
  Net realized gains on investments and
   foreign currency transactions............        --           --         --         --         --       (0.66)
                                                 -------      -------    -------    -------    -------    -------
Net asset value, end of period..............     $ 5.51       $ 5.59     $ 8.35     $ 9.39     $ 6.08     $ 6.99
                                                 =======      =======    =======    =======    =======    =======
Per share market value, end of period.......     $ 6.100      $ 4.990    $ 7.063    $ 9.813    $ 6.875    $ 7.375
                                                 =======      =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end
   of period, assuming reinvestment
   of dividends.............................      22.24 %     (29.35)%   (28.02)%    42.73 %    (6.78)%   (23.76)%
  Based on net asset value at beginning and
   end of period, assuming reinvestment
   of dividends.............................      (1.43)%     (33.05)%   (11.08)%    54.44 %   (13.02)%   (28.73)%
Ratios and supplemental data:
  Net assets, end of period
   (in millions)............................    $ 59.6        $ 60.5     $ 90.3     $101.6     $ 65.8     $ 75.6
  Ratios to average net assets of:
    Expenses................................       1.40 %*      1.12 %     0.96 %     1.08 %     1.19 %     1.03 %
    Net investment loss.....................      (0.66)%*     (0.51)%    (0.48)%    (0.11)%    (0.13)%    (0.13)%
  Portfolio turnover........................      31.92 %      63.39 %    61.91 %    58.70 %    52.07 %    61.75 %

---------------------------------------------------------------------------
  *  Annualized.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

    On June 5, 2002, the Annual Meeting of Stockholders of The Japan Equity Fund, Inc. (the "Fund") was held and the following matter was voted upon and passed.

    Election of one Class I Director to the Board of Directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2003 and the election of two Class III Directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2005.
                             NUMBER OF SHARES/VOTES
                             ----------------------

                                    PROXY AUTHORITY
       CLASS I          VOTED FOR      WITHHELD
---------------------   ---------   ---------------
Hiroshi Kimura          8,772,805        259,858

      CLASS III
---------------------
Austin C. Dowling       8,795,348        237,315
Alfred C. Morley        8,803,698        228,965

    In addition to the three Directors re-elected at the Meeting, Martin J. Gruber, David G. Harmer and Oren G. Shaffer were the other members of the Board who continued to serve as Directors of the Fund.
----------------------------------------------------------------------
AN IMPORTANT NOTICE CONCERNING OUR PRIVACY POLICY
--------------------------------------------------------------------------------

    This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others. In this Privacy Notice, the terms "we," "our" and "us" refer to the Fund. The term "you" in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

    In order to provide you with services, we collect certain non-public information about you. We obtain this personal information from the following sources:

    - Applications and other forms you submit to us.

    - Dealings and transactions with us or others.

    We do not disclose any non-public personal information about you to anyone, except as permitted by law. For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

    We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information. Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

----------------------------------------
BOARD OF DIRECTORS
Hiroshi Kimura, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Alfred C. Morley
Oren G. Shaffer
--------------------------------------------
OFFICERS

Shunsuke Ichijo
PRESIDENT

John J. O'Keefe
VICE PRESIDENT AND TREASURER

Judy Runrun Tu
SECRETARY

Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
PFPC Inc.

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2002

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                            [JAPAN EQUITY FUND LOGO]

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THE JAPAN EQUITY
 FUND, INC.
c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302

INVESTMENT MANAGER
Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER
Daiwa SB Investments Ltd.